Long-term investments	12 Months Ended
Jun. 30, 2013
Investments, Debt and Equity Securities [Abstract]
Long-term investments

Note 12 – Long-term investments

Long-term investments consisted of investments accounted for using the cost and equity methods.

In February 2011, the Company invested approximately $1.3 million (RMB 8 million) in Pingdingshan Rural Cooperative Bank – Xinhua District (“Cooperative Bank”). This investment represents 2.86% interest in Cooperative Bank, and is accounted for under the cost method. During the year ended June 30, 2013, the Company received approximately $191,160 of dividend income from such investment.

In April 2011, Hongyuan CSG was established by Zhonghong (49%) and Henan Coal Seam Gas (51%) as a joint venture. The total registered capital of Hongyuan CSG is approximately $16.18 million (RMB 100 million). As of June 30, 2012, approximately $3.24 million (RMB 20 million) was funded, of which $1.6 million (RMB 9.8 million) was paid by Zhonghong. The remaining registered capital was due on April 20, 2013, of which approximately $6.3 million (RMB 39.2 million) will be paid by Zhonghong. Zhonghong’s investment in Hongyuan CSG is accounted for under the equity method since Zhonghong has significant influence but not control. As of June 30, 2013, Zhonghong has not contributed the remaining registered capital as Hongyuan CSG has remained inactive. Zhonghong and Henan Coal Seam Gas are in the process of negotiating with the appropriate PRC authorities to extend the due date for the outstanding registered capital.

For the years ended June 30, 2013 and 2012, equity investment income was $0 and $6,171, respectively.